March 19, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


        Re:  Britton & Koontz Capital Corporation

Ladies and Gentlemen:

        Pursuant to Rule 14a-6(b), enclosed is the Proxy Statement of Britton & Koontz Capital Corporation. The Proxy Statement relates to the Company's Annual Meeting at which it is proposed to elect directors. No other business is proposed to be conducted.

        If you have any questions or comments concerning this material, please contact me at (601) 445-5576.


                                                Yours sincerely,



                                                William M. Salters

Enclosure

                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                       SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  Britton & Koontz Capital Corporation
____________________________________________________________________________
            (Name of Registrant As Specified In Its Charter)

                                 N/A
____________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transactions applies:
            _________________________________________________________________

     2)     Aggregate number of securities to which transaction applies:
            _________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            _________________________________________________________________

     4)     Proposed maximum aggregate value of transaction:
            _________________________________________________________________

     5)     Total Fee paid:__________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount Previously Paid:__________________________________________

     2)     Form, Schedule or Registration Statement No:_____________________

     3)     Filing Party:____________________________________________________

     4)     Date Filed:______________________________________________________

        BRITTON & KOONTZ CAPITAL CORPORATION

                  500 Main Street
            Natchez, Mississippi  39120


                   March 10, 1999






Dear Fellow Shareholder:

     On behalf of the Board of Directors, we cordially invite you to attend the 1999 Annual Meeting of shareholders of Britton & Koontz Capital Corporation (the "Company"). The Annual Meeting will be held beginning at 3:30 p.m., local time, on Thursday, April 8, 1999, on the second floor of the Main Office of Britton & Koontz First National Bank, 500 Main Street, Natchez, Mississippi 39120. The formal notice of the Annual Meeting appears on the next page.

     Enclosed is our Proxy Statement for the 1999 Annual Meeting in which we seek your support for the election as directors of those nominees named therein.

     We urge you to review the Proxy Statement carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" the election as directors of those nominees named in the enclosed Proxy Statement.

     We are gratified by our shareholders' continued interest in Britton & Koontz and pleased that in the past so many of you have voted your shares. We hope that you will continue to do so and again urge you to return your proxy card as soon as possible.

                     Sincerely,



W. J. Feltus III                       W. Page Ogden
Chairman of the Board                  President and Chief Executive Officer

        BRITTON & KOONTZ CAPITAL CORPORATION

                  500 Main Street
            Natchez, Mississippi  39120
                    ___________

      Notice of Annual Meeting of Shareholders
       to be held on Thursday, April 8, 1999
                    ___________

     Notice is hereby given that the annual meeting of shareholders of Britton & Koontz Capital Corporation (the "Company"), will be held beginning at 3:30 p.m. local time, on Thursday, April 8, 1999, on the second floor of the Main Office of Britton & Koontz First National Bank (the "Bank"), 500 Main Street, Natchez, Mississippi 39120:

     (1) To elect four directors whose terms expire in 1999 ("Class III Directors"), to serve three year terms until the 2002 annual meeting of shareholders and until their successors are elected and qualified.

     (2) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Tuesday, February 23, 1999, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

     Your attention is directed to, and you are encouraged to carefully read, the Proxy Statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

     All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.

                              By Order of the Board of Directors


                              Albert W. Metcalfe, Secretary

Natchez, Mississippi
March 10, 1999

        BRITTON & KOONTZ CAPITAL CORPORATION

                  PROXY STATEMENT


           ANNUAL MEETING OF SHAREHOLDERS
              TO BE HELD APRIL 8, 1999

     This proxy statement (the "Proxy Statement") is furnished to the shareholders of Britton & Koontz Capital Corporation (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board of Directors" or the "Board"), for use at the annual meeting of shareholders (the "Annual Meeting") to be held at 3:30 p.m., local time, on Thursday, April 8, 1999, on the second floor of the Main Office of Britton & Koontz First National Bank (the "Bank"), 500 Main Street, Natchez, Mississippi 39120, and any adjournments or postponements thereof.

     The Company's principal executive offices are located at 500 Main Street, Natchez, Mississippi 39120, and its telephone number is (601) 445-5576.

     This Proxy Statement, the attached proxy card and the Notice of Annual Meeting were mailed to all shareholders entitled to vote at the Annual Meeting on or about March 10, 1999. The Company's annual report to shareholders for the fiscal year ended December 31, 1998, accompanies this Proxy Statement.

     The purposes of the Annual Meeting are to:

     (1) Elect four directors whose terms expire in 1999 ("Class III Directors"), to serve three year terms until the 2002 annual meeting and until their successors are elected and qualified.

     (2) Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Tuesday, February 23, 1999, as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 1,767,064 shares of the Company's common stock, par value $2.50 per share (the "Common Stock"), issued and outstanding.
The Company has no other outstanding class of securities.

Proxy Procedure

     The Board of Directors solicits proxies so that each shareholder has the opportunity to vote at the Annual Meeting. When a proxy card is returned properly signed and dated by a shareholder, the shares represented thereby will be voted in accordance with the instructions on the proxy card. A shareholder may revoke his or her proxy at any time before it is voted by attending the Annual Meeting and voting in person, or by delivering to the Company's Corporate Secretary at the Company's principal executive offices referred to above a written notice of revocation or a duly executed proxy bearing a date later than that of the previously submitted proxy.

     If a shareholder returns a properly signed and dated proxy card but does not mark the boxes located on the card, the shares represented by that proxy card will be voted "FOR" the election as directors of those nominees named herein. Otherwise, the signed proxy card will be voted as indicated on the card. The proxy card also gives the individuals named as proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. If a shareholder neither returns a signed proxy card nor attends the Annual Meeting and votes in person, his or her shares will not be voted.

Voting Procedures

     A majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum. A share, once represented for any purpose at the Annual Meeting, is deemed present for purposes of determining a quorum for the remainder of the Annual Meeting and for any adjournment of the Annual Meeting, unless a new record date is set for the adjourned meeting. This is true even if the holder of the share abstains from voting with respect to any matter brought before the Annual Meeting.

     Shareholders will be entitled to one vote for each share held, which may be given in person or by proxy authorized in writing, except that shareholders may cumulate their votes in the election of directors. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of shares held by that shareholder, or to distribute the total votes, computed on the same principle, among as many candidates as the shareholder chooses. For example, if the number of directors to be elected is four, a shareholder owning ten shares may cast ten votes for each of four nominees, cast forty votes for one nominee, or allocate the forty votes among the several nominees in any manner. The candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected. There are no conditions precedent to a shareholder exercising cumulative rights.

     With respect to any other matter to properly come before the Annual Meeting, such other matter will be approved if the votes cast favoring such other matter exceed the votes cast opposing such other matter, unless the Company's Articles of Incorporation or Mississippi law require a greater number of affirmative votes. "Abstentions" and "broker non-votes" are counted only for purposes of determining whether a quorum is present at the meeting.

Cost of Solicitation

     The cost of solicitation of proxies will be borne by the Company, including expenses incurred in connection with preparing and mailing the Proxy Statement. The initial solicitation will be by mail. The Company has retained American Stock Transfer & Trust Company ("American Stock") to assist in the solicitation of proxies from brokers and nominees of shareholders for the Annual Meeting. The Company estimates that American Stock's fees will not exceed $1,000, plus out-of-pocket costs and expenses. Thereafter, proxies may be solicited by directors, officers, and regular employees of the Company, by means of mail, telephone or personal contact, but without additional compensation therefor. The Company also will, in accordance with the regulations of the Securities and Exchange Commission (the "Commission"), reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses in forwarding solicitation material to such beneficial owners.

                           ELECTION OF DIRECTORS

     The Board of Directors of the Company is divided into three classes - Class I, Class II and Class III - with the members of each class elected for three year terms. Classes I and II each consist of five directors. Class III consists of only four directors. The terms of the present Class III Directors expire at the Annual Meeting. The terms of the Class I Directors will expire at the 2000 annual meeting and the terms of the Class II Directors will expire at the 2001 annual meeting. The Company's directors also serve as directors of the Bank.

     The Board has nominated Wilton R. Dale, C. H. Kaiser, Jr., Bazile
R. Lanneau, Jr., and Albert W. Metcalfe for election as Class III Directors and, if elected, they shall serve until the 2002 annual meeting or until their successors are duly elected and qualified. All four of the director nominees are currently directors of the Company.

     The Company's By-Laws require directors who have reached the age of seventy-two to retire as of the annual meeting following the director's seventy-second birthday. This policy begins with the annual meeting of the shareholders of the year 2000. The retiring directors will remain in an advisory capacity for five years thereafter.

     Unless authority is expressly withheld on the proxy card, the proxy holders will vote the proxies received by them for the four nominees for Class III Director listed above, while reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. If, for any reason, one or more of the nominees named above should not be available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote for such other candidate or candidates as may be nominated by the Board of Directors, and discretionary authority to do so is included in the proxy card. If shareholders attending the Annual Meeting cumulate their votes such that all of the nominees named above cannot be elected, then the proxy holders will cumulate votes to elect as many of the nominees named above as possible.

     The following table provides certain information about the nominees and the other present directors of the Company. The information in the table has been furnished to the Company by the individuals listed therein.

     The Board of Directors recommends a vote "FOR" the election of all the nominees.





                        NOMINEES (CLASS III DIRECTORS)


                                                                    Business Experience
                                         Director                     During Past Five
Name and Address             Age          Since                            Years
------------------           ---         -------               -----------------------------------

Wilton R. Dale               72            1983                 Mr. Dale is a petroleum
9 Adam Circle                                                   geologist.  He is the Vice
Natchez, MS  39120                                              President and a co-owner of Dale
                                                                Exploration Company, an oil and
                                                                gas exploration company, and an
                                                                officer and partner in various
                                                                other oil and gas ventures,
                                                                including Energy Drilling Co.,
                                                                DGF Investment Co., and WRD,
                                                                Inc.

C. H. Kaiser, Jr.(2)         70            1982                 Mr. Kaiser is Vice Chairman of
202 Dana Road                                                   the Board of both the Company
Natchez, MS  39120                                              and the Bank.  He is the owner
                                                                of Jordan, Kaiser & Sessions,
                                                                LLC, an engineering, consulting,
                                                                and land surveying firm.

Bazile R. Lanneau, Jr.(2)    46            1989                 Mr. Lanneau, Jr., is Vice
790 Highway 61 South                                            President, Assistant Secretary,
Natchez, MS  39120                                              Chief Financial and Accounting
                                                                Officer, and Treasurer of the
                                                                Company and Executive Vice
                                                                President, Assistant Secretary,
                                                                Chief Financial Officer,
                                                                Treasurer and Trust Officer of
                                                                the Bank.  Mr. Lanneau, Jr. is
                                                                President of Sumx Inc., a computer
                                                                software company, and a licensed
                                                                insurance agent.  See "Certain
                                                                Relationships and Related
                                                                Transactions," below.

Albert W. Metcalfe(1)(2)     66            1982                 Mr. Metcalfe is Secretary of the
305 S. Broadway                                                 Board of both the Company and
Natchez, MS  39120                                              the Bank.  He is the President of
                                                                Jordan Auto Company, Inc., an
                                                                automobile dealership.  See
                                                                "Certain Relationships and
                                                                Related Transactions," below.


        CONTINUING DIRECTORS (CLASS I AND II DIRECTORS)

                                                                Business Experience
                                         Director    Term         During Past Five
Name and Address            Age            Since    Expires            Years
-----------------           ---          --------   -------     ----------------------------------

W. W. Allen, Jr.(1)          47            1988      2001       Mr. Allen is President of Allen
101 N. Meadow Road                                              Petroleum Services, Inc., an oil
Natchez, MS  39120                                              and gas exploration and
(Class II)                                                      petroleum land services
                                                                company.  Mr. Allen is also a
                                                                partner in Trinity Plantation
                                                                Partners, Foster Mound
                                                                Investments, and Clark's Creek
                                                                Farms, LLC, all of which are
                                                                timber management companies.
                                                                He is also a partner in Dutch Ann
                                                                Foods, Inc., a pie shell and tart
                                                                business.

Craig A. Bradford, DMD       43            1988      2001       Dr. Bradford is a dentist engaged
74 Foster Mound Road                                            primarily in pediatric denistry.
Natchez, MS  39120                                              He is also a partner in Trinity
(Class II)                                                      Plantation Partners, Foster
                                                                Mound Investments and Clark's
                                                                Creek Farms, LLC, all of which
                                                                are timber management
                                                                companies.  He is also a partner
                                                                in Mount Olive Farms, LLC
                                                                which raises and shows horses.

James J. Cole(2)             58            1993      2000       Mr. Cole is Executive Vice
136 Auburn Avenue                                               President, and a Trust Officer of
Natchez, MS  39120                                              the Bank, in charge of mortgage
(Class I)                                                       lending.  For more than five
                                                                years prior thereto, Mr. Cole was
                                                                a Director and the President of
                                                                Natchez First Federal, which was
                                                                acquired by the Company and
                                                                merged into the Bank in July of
                                                                1993.



        CONTINUING DIRECTORS (CLASS I AND II DIRECTORS)

                                                                Business Experience
                                          Director   Term         During Past Five
Name and Address            Age            Since    Expires           Years
--------------------        ---           --------  -------     -------------------------------

W. J. Feltus, III(2)         69            1982      2001       Mr. Feltus is Chairman of the
200 D'Evereaux Drive                                            Board of the Company and of the
Natchez, MS  39120                                              Bank.  He also serves as
(Class II)                                                      President of Feltus Brothers, Ltd.
                                                                and Somerset Ltd., both of which
                                                                are real estate management
                                                                companies, and he is a director
                                                                of Energy Drilling Co., an oil
                                                                well drilling company.

A. J. Ferguson               63            1982      2000       Mr. Ferguson is a self-employed
293 Highland Road                                               consulting geologist.  He also
Natchez, MS  39120                                              owns Natchez Mini-Storage
(Class I)                                                       Rentals, a storage facility rental
                                                                company, and is a Director of
                                                                Energy Drilling Co., an oil
                                                                drilling company, and the
                                                                Secretary of Highland Corp., a
                                                                land-lease company.

Donald E. Killelea, M.D.(1)  72            1982      2001       Dr. Killelea is retired from the
510 South Union Street                                          practice of medicine.  He is
Natchez, MS  39120                                              President of the Children's Clinic
(Class II)                                                      of Natchez, P.A. and a director of
                                                                Medical Associates Corporation.

Bazile R. Lanneau, Sr.       71            1993      2001       Mr. Lanneau, Sr. is the owner of
750 Highway 61 South                                            Bazile R. Lanneau Insurance, a
Natchez, MS  39120                                              life insurance agency.  See
(Class II)                                                      "Certain Relationships and
                                                                Related Transactions," below.
                                                                Previously, Mr. Lanneau, Sr.
                                                                was the Chairman of the Board
                                                                of Natchez First Federal Savings
                                                                Bank ("Natchez First Federal"),
                                                                which was purchased by the
                                                                Company and merged into the
                                                                Bank in July of 1993.



        CONTINUING DIRECTORS (CLASS I AND II DIRECTORS)

                                                                   Business Experience
                                         Director    Term            During Past Five
Name and Address             Age          Since     Expires              Years
-----------------------      ---         --------   -------     --------------------------------

W. Page Ogden(2)             51            1989      2000       Mr. Ogden is the President and
100 Old Plantation Road                                         Chief Executive Officer of the
Natchez, MS  39120                                              Company and the Bank.  He is
(Class I)                                                       also Secretary/Treasurer of
                                                                Sumx, Inc.  See "Certain
                                                                Relationships and Related
                                                                Transactions," below.

Bethany L. Overton           61            1988      2000       Mrs. Overton is the President
117 Dana Road                                                   and a Director of Oilwell
Natchez, MS  39120                                              Acquisition Company, Inc., an
(Class I)                                                       oil exploration and operating
                                                                company.  Mrs. Overton is also
                                                                a partner in Access Travel, a
                                                                travel agency, and the President
                                                                of Lambdin-Bisland Realty Co.,
                                                                a real estate company.

Robert R. Punches            49            1984      2000       Mr. Punches is a partner in the
P. O. Box 754                                                   Natchez law firm of Gwin, Lewis
Natchez, MS  39121                                              & Punches, LLP, which serves
(Class I)                                                       as general counsel to the
                                                                Company and the Bank.  He is
                                                                also a partner in Foster Mound
                                                                Investments, a company involved
                                                                in timber management.
                                                                See "Certain Relationships and
                                                                Related Transactions," below.


(1)  Member of Audit Committee
(2)  Member of Executive Committee

Meetings and Committees of the Board of Directors

     During the fiscal year ended December 31, 1998, the Board met twelve times. Each director attended at least 75% of the aggregate of all meetings held by the Board and the committees on which he or she served.

     The Board has established, jointly with the Bank, various committees, including the Executive Committee, the Audit Committee, the Trust
Investment Committee, the Asset/Liability Management Committee, the
ESOP Administrative Committee, and the Directors Loan Committee. These committees generally meet monthly and at call, except that the Trust
Investment Committee meets quarterly and at call, and the Directors Loan
Committee meets weekly and at call. The reports and minutes of the committees are received and considered by the Board at its regular meetings.



     The Board has not established either a compensation or a nominating committee; however, the Executive Committee generally performs the functions of a compensation committee. Messrs. Cole, Feltus (Chairman), Kaiser, Lanneau, Jr., Metcalfe and Ogden are members of the Executive
Committee, which, among other things, (i) approves remuneration arrangements for executive officers of the Company, (ii) reviews compensation plans relating to executive officers and Directors, (iii) determines other benefits under the Company's compensation plans, and (iv) performs general reviews of the Company's employee compensation policies.
The full Executive Committee, including those members who also serve as executive officers of the Company and the Bank, makes recommendations to the Board regarding salaries for and other compensation (including grants of stock options) to executive officers. Directors who also serve as executive officers of the Company and the Bank do not, however, participate in any Board determination regarding salaries for and other compensation to executive officers. During 1998, the Executive Committee held eleven meetings.

     Messrs. Allen and Metcalfe (Chairman),and Dr. Killelea are members
of the Audit Committee.   None of the members of the Audit Committee are
employees of either the Company or the Bank.  This committee is responsible for the engagement of independent auditors, review of audit fees, supervision of matters relating to audit functions, review and establishment of internal policies and procedures regarding audits, accounting and other financial controls, and review of related party transactions.  During 1998, the
Audit Committee held four meetings.

Compensation of Directors

     During 1998, each director received a retainer of $600 per month for service on the Company's Board of Directors. Directors who are not employees of either the Company or the Bank receive up to an additional
$200 per month for each committee on which they serve. Finally, the Chairman, Vice-Chairman and Secretary of the Board receive an additional
$1,000, $667, and $400 per month, respectively, for serving in those capacities.

Stock Ownership of Directors, Officers and Principal Shareholders

     The following table shows, as of the Record Date, the number of shares of the Company's Common Stock beneficially owned by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) all directors and nominees, (iii) all executive officers whose total annual salary and bonus exceed $100,000, and (iv) all directors and executive officers as a group.
Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws).




                                       Number of Shares
                                        Beneficially             Percentage
 Name                                     Owned(1)              Ownership(2)


Britton & Koontz First
National Bank Employee Stock
Ownership Plan (the "ESOP"). . . . . . . . . 213,070                12.06%
Britton & Koontz First
National Bank, Trustee
500 Main Street
Natchez, MS  39120

Bazile R. Lanneau, Sr.(3). . . . . . . . . . 108,684                6.15%
W. W. Allen, Jr.(4). . . . . . . . . . . . .   4,184                   *%
Craig A. Bradford, DMD(5). . . . . . . . . .  15,688                   *%
James J. Cole(6) . . . . . . . . . . . . . .   7,946                   *%
Wilton R. Dale(7). . . . . . . . . . . . . .  70,692                4.00%
W. J. Feltus, III(8) . . . . . . . . . . . .  23,576                1.33%
A. J. Ferguson . . . . . . . . . . . . . . .  10,880                   *%
C. H. Kaiser, Jr.(9) . . . . . . . . . . . .  23,284                1.32%
Donald E. Killelea, MD . . . . . . . . . . .   9,854                   *%
Bazile R. Lanneau, Jr.(10)(11) . . . . . . .  79,953                4.52%
Albert W. Metcalfe(11)(12) . . . . . . . . .  78,676                4.45%
W. Page Ogden(13). . . . . . . . . . . . . .  43,499                2.46%
Bethany L. Overton(14) . . . . . . . . . . .   4,248                   *%
Robert R. Punches(15). . . . . . . . . . . .  14,700                   *%

Directors and executive officers as a group
  (14 persons)(16) . . . . . . . . . . . . . 663,304               37.54%


*  Less than one percent.

 (1) Includes shares as to which such person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities
Exchange Act of 1934.

 (2) Based upon 1,767,064 shares of Common Stock outstanding.

 (3) Of the shares shown, Mr. Lanneau, Sr. disclaims beneficial ownership of the 75,179 shares owned or controlled by his wife. Mr. Lanneau, Sr. is the brother-in-law of Mr. Metcalfe and the father of Mr. Lanneau, Jr.

 (4) Of the shares shown, Mr. Allen disclaims beneficial ownership of 20 shares owned by his wife.

 (5) Of the shares shown, Dr. Bradford disclaims beneficial ownership of 2,420 shares owned by his wife.



 (6) Of the shares shown, 2,346 shares have been allocated to Mr. Cole pursuant to the ESOP.

 (7) The shares shown are owned by Dale Investment, L.P. of which Mr.
Dale is a general partner with shared voting rights. Mr. Dale is the brother-in-law of Mr. Kaiser.

 (8) The shares shown include 8,000 shares owned by Feltus Bros. Ltd.
Mr. Feltus disclaims beneficial ownership of 776 shares owned by his wife.

 (9) Of the shares shown, Mr. Kaiser disclaims beneficial ownership of 7,768 shares owned by his wife. Mr. Kaiser is the brother-in-law of Mr. Dale.

 (10) Of the shares shown, 4,496 shares are held by Mr. Lanneau, Jr. as custodian for his minor children, 21,433 shares have been allocated to Mr. Lanneau, Jr., pursuant to the ESOP, and 13,880 shares are held in trust for third parties by the Bank, of which Mr. Lanneau, Jr. has beneficial ownership in his capacity as Trust Officer of the Bank. The shares shown also include 68 shares owned by Mr. Lanneau, Jr.'s wife, of which he disclaims beneficial ownership. Mr. Lanneau, Jr. is the son of Mr. Lanneau, Sr. and the nephew of Mr. Metcalfe.

 (11) Mr. Lanneau, Jr., in his capacity as Trust Officer of the Bank, and Mr.
Metcalfe have shared investment and voting power with respect to 4,276 shares held by a trust, of which the Bank and Mr. Metcalfe are co-trustees.
Such hares have been included only once in calculating the beneficial ownership of all directors and executive officers as a group.

 (12) Of the shares shown, Mr. Metcalfe disclaims beneficial ownership of 12,316 shares owned by his wife. The shares shown include 8,160 shares that are owned by Jordan Auto Company, Inc., of which Mr. Metcalfe is President.
Mr. Metcalfe is the brother-in-law of Mr. Lanneau, Sr. and the uncle of Mr. Lanneau, Jr.

 (13) The shares shown include 17,575 shares which have been allocated to Mr.
Ogden pursuant to the ESOP (but do not include the remaining 195,495 shares held by the ESOP that have not been allocated to Mr. Ogden on an individual basis). Although Mr. Ogden, in his capacity as Administrator of the ESOP has beneficial ownership of all of the shares of Common Stock owned by the ESOP, they are not included in his individual holdings shown in the table, but are included in the table as owned by all directors and executive officers as a group.

 (14) The shares shown include 1,060 shares held in trust with respect to which Mrs. Overton has sole voting power.

 (15) The shares shown include 5,216 shares held in trust for the benefit of Mr. Punches' children with respect to which Mr. Punches has sole voting power.

 (16) Where shares of Common Stock are deemed to be beneficially owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.


                   INDEPENDENT PUBLIC ACCOUNTANTS

    The Company's consolidated financial statements for the year ended
December 31, 1998, were audited by the firm of May & Company.  May &
Company will remain as the Company's independent public accountants until replaced by the Board.




    A representative of May & Company is expected to be present at the Annual Meeting, with the opportunity to make any statement he or she desires at that time, and will be available to respond to appropriate questions.

                   OTHER MATTERS

    Management of the Company is not aware of any other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                 EXECUTIVE OFFICERS

    The following table sets forth certain information with respect to the executive officers of the Company.

                           Officer
Name                        Since   Age       Position with the Company
--------                  --------  ---       -------------------------

W. Page Ogden               1988     51       President, Chief
                                              Executive Officer,
                                              and Director of the
                                              Company and the
                                              Bank.

Bazile R. Lanneau, Jr.      1986     46       Vice President,
                                              Assistant Secretary,
                                              Chief Financial and
                                              Accounting Officer,
                                              Treasurer, and
                                              Director of the
                                              Company.
                                              Executive Vice
                                              President, Chief
                                              Financial and
                                              Accounting Officer,
                                              Treasurer, Assistant
                                              Secretary, Trust
                                              Officer and Director
                                              of the Bank.

James J. Cole               1993     58       Director of the
                                              Company and the
                                              Bank,  Executive
                                              Vice President and a
                                              Trust Officer of the
                                              Bank.


    The following is a brief summary of the business experience of each of the executive officers of the Company:

    W. Page Ogden has served as President and Chief Executive Officer of the Company and the Bank since May of 1989. He joined the Bank in February of 1988 and served as the Bank's Senior Vice President and Senior
Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge,
Louisiana. Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for thirteen years prior to joining the Bank.

    Bazile R. Lanneau, Jr. serves as the Vice President of the Company and Executive Vice President and Trust Officer of the Bank. In addition, he is Chief Financial and Accounting Officer of both the Company and the Bank and serves as Treasurer and Assistant Secretary of both the Company and the Bank. Mr. Lanneau, Jr. joined the Bank on January 1, 1976, and has served as an employee since that time, except for the period 1980-1982, when he attended the University of Mississippi law school.



    James J. Cole joined the Company and the Bank in July of 1993. He serves as an Executive Vice President and a Trust Officer of the Bank, with particular responsibility for the Bank's mortgage lending operations. Prior to joining the Company, Mr. Cole served for nine years as President of Natchez First Federal Savings Bank, Natchez, Mississippi, which was acquired by the Company and merged into the Bank in July of 1993.

               EXECUTIVE COMPENSATION

    No executive officer ceased to serve as such at any time during the fiscal year ended December 31, 1998. The following table sets forth the compensation for services in all capacities to the Company for the fiscal years ending December 31, 1998, 1997 and 1996, of W. Page Ogden, the
Company's Chief Executive Officer, and Bazile R. Lanneau, Jr., the only other executive officer whose total annual salary and bonus equaled or exceeded $100,000 in 1998:



                        SUMMARY COMPENSATION TABLE


                                                                         Long-Term
                                                                        Compensation
                                    Annual Compensation                   Awards
                             _________________________________     _____________________

                                                                        Securities
                                                  Other Annual          Underlying             All Other
Name and Position    Year    Salary     Bonus     Compensation        Options/SARs (#)        Compensation
------------------   ----   --------   --------   ------------     ---------------------      -------------

W. Page Ogden
President & CEO      1998   $110,000   $ 40,000    $  7,200                  0                  $ 20,639

                     1997   $100,000   $ 30,000    $  5,400             10,000                  $ 19,112

                     1996   $100,000   $ 25,000    $ 61,400                  0                  $ 20,829


Bazile R. Lanneau, Jr.
Vice President       1998   $ 95,000   $ 25,000    $  7,200                  0                  $ 13,921

                     1997   $ 85,000   $ 25,000    $  5,400              9,000                  $ 12,865

                     1996   $ 85,000   $ 20,000    $ 33,400                  0                  $ 14,903




 (1) For fiscal 1998, this amount includes directors' fees of $7,200 per year. For fiscal year 1997 & 1996, the directors' fees included were $5,400 per year. For fiscal year 1996, this amount also included payments to the named executive officers for the cancellation of options to purchase Common
Stock, which were granted to such named executive officers by contract in 1993 and were set to expire on December 31, 1996. The amount of the payments were determined by multiplying the number of options owned by the difference between the option exercise price of $26.00 per share and the market value of the Common Stock on the date the options were canceled, $40.00 per share.
Mr. Ogden owned stock options to purchase 4,000 shares of Common Stock and was paid $56,000. Mr. Lanneau, Jr. owned stock options to purchase 2,000 shares of Common Stock and was paid $28,000. In addition, both Messrs. Ogden and Lanneau, Jr. receive certain perquisites. The cost of providing such perquisites, however, did not exceed the lesser of $50,000 or 10% of the named executive officer's salary.

 (2) This amount includes, for the years 1998, 1997, and 1996: (a) the amounts accrued in favor of the named executive in connection with a Salary
Continuation Plan ($11,807, $10,902, and $10,067 respectively, in the case of Mr. Ogden and $6,289, $5,807, and $5,361, respectively, in the case of Mr.
Lanneau, Jr., see "Employment Agreements," below), and (b) the Company's annual contribution to the Company's ESOP on behalf of the named executive
($2,944, $2,943 and $10,762, respectively, in the case of Mr. Ogden and $2,544, $2,491 and $9,542, respectively, in the case of Mr. Lanneau, Jr.).
This amount also includes, for 1998 and 1997, an estimate on behalf of the named executive for the Company's contributions to its 401k Plan ($5,888, $5,267, respectively, in the case of Mr. Ogden and $5,088, $4,567, respectively, in the case of Mr. Lanneau, Jr.).

 Stock Option and Stock Appreciation Rights ("SARs") Grants

    On November 18, 1997, the Company granted stock options to each of the named executives, and to three other employees of the Company. All of the named executives and employees who received stock options were granted options under the Long-Term Incentive Plan. All of these stock options have vesting schedules that permit the exercise of 11% of the total amount of each option each year, beginning May 20, 1998, with a carry forward of any unexercised portion of the option to succeeding years. The options terminate ten years after their date of grant if they have not been previously exercised. In addition, the options become immediately exercisable as to all shares to which they relate upon certain changes of control of the Company. No change of control for this purpose has occurred as of the date of this Proxy Statement. All of the stock options granted to all employees during 1997 were nonqualified stock options.

    The Company has not granted any SARs in connection with any outstanding options and did not grant any SARs during 1998

    The following table sets forth the stock options outstanding in favor of Messrs. Ogden and Lanneau, Jr. at December 31, 1998 and certain other information relating to those options.



                       Option/SAR Grants in Last Fiscal Year

                                Individual Grants



                     Number of        % of Total
                     Securities       Options/SARs      Exercise
                     Underlying       Granted to        or Base
                     Options/SARs     Employees in      Price      Expiration
Name                 Granted          Fiscal Year       ($/SH)     Date
---------            ------------     ------------      --------   ----------

Mr. Ogden             10,000            33.33%           19.94     11/18/07


Mr. Lanneau, Jr.       9,000            30.00%           19.94     11/18/07


Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values

    Neither Messrs. Ogden nor Lanneau, Jr. exercised any stock options during 1998. In addition, none of those individuals hold any SARs, and no SARs were exercised by any of them during 1998.

Aggregated Option/SAR Exercises and Fiscal Year-End Option/SAR Values



                         Number of Securities
                             Underlying
                             Unexercised               In-the-Money
                           Options/SARs at           Options/SARs at
                         Fiscal-Year End (#)       Fiscal-Year End ($)(1)

                           Exercisable (E)/           Exercisable (E)/
Name                      Unexercisable (U)          Unexercisable (U)
-----------------        --------------------      ----------------------

Mr. Ogden                    1,100(E)                    $0(E)
                             8,900(U)                    $0(U)


Mr. Lanneau, Jr.               990(E)                    $0(E)
                             8,010(U)                    $0(U)





 (1) For each option, the value is determined as follows: [number of shares subject to option] times [$19.75-exercise price per share], [but not less than 0]. The $19.75 price was the closing market price of the Company's Common
Stock on December 31, 1998. As of February 24, 1999, none of the above options granted to each named executive prior to 1999 were "in-the-money".




Employment Agreements

  The Company entered into employment agreements with W. Page
Ogden, Bazile R. Lanneau, Jr. and James J. Cole.  The employment agreements have many comparable terms.  The employment agreements in favor of Messrs. Ogden and Lanneau, Jr. are for three-year terms ending
December 31, 1999.  Each such agreement will automatically renew for three successive one-year terms, unless ninety days prior notice is given by
the respective parties.   Mr. Cole's employment agreement with the company
expired December 31, 1998.  The Company entered into another two-year term employment agreement in favor of Mr. Cole which will terminate on
December 31, 2000.  The agreement will automatically renew for two successive one-year terms. All three employment agreements can be terminated with or without cause.  If terminated for stated cause (such as breach of fiduciary duty and similar types of misconduct), the employee will not receive any severance pay.  If the employee is terminated without cause, the Company is required to pay the employee a lump sum equal to the greater of $50,000 in the case of Mr. Ogden, $42,500 in the case of Mr.
Lanneau, Jr., and $40,000 in the case of Mr. Cole, or six months of the employee's then current salary.  Each employee has the use of an automobile for business use provided and maintained by the Company.  The Company also pays country club, professional, and civic organization dues on behalf of these employees.  Each employee is entitled to all of the benefits which are available to other employees of the Company and the Bank, such as health and disability insurance.

  Effective September 26, 1994, the Company entered into Salary
Continuation Agreements (the "Retirement Plan") with Messrs. Ogden,
Lanneau, Jr. and Cole. The Retirement Plan provides for the payment of normal and early retirement benefits and provides that if there is a "Change of Control" (as defined in the Retirement Plan) of the Company and the employee's employment with the acquiring company is terminated within 36 months of the Change in Control, then the employee will be paid the greater of (a) a lump sum cash payment ($250,000 in the case of Mr. Ogden, $175,000 in the case of Mr. Lanneau, Jr., and $125,000 in the case of Mr.
Cole), or (b) the total balance in their respective retirement accounts.

Certain Relationships and Related Transactions

  On December 3, 1998, the Company acquired 1,000,000 shares of
Series A Preferred Stock in Sumx, Inc. ("Sumx"), a Mississippi corporation, formerly InterBank Systems, Inc. ("InterBank") for $1,000,000 (the
"Acquisition"). Following the acquisition and related transactions, Sumx is owned 35% by the Company, 19.5% by Mr. Bazile R. Lanneau, Jr.,
President and CEO of Sumx, and Executive Vice President of the Bank and
Vice President of the Company, and 45.5% by Summit Research, Inc., a
Texas corporation ("Summit"). The funds provided to Sumx will be used for marketing and continued development of the SumxNet Internet banking system and for service bureau operations. Sumx maintains offices in Madison, Mississippi and Highland Village, Texas.



  Previously, Sumx, as InterBank, had entered into development and license agreements in 1996 with the Bank and Summit for the installation of Internet banking capabilities at the Bank. The agreements provided for ownership of the resulting software by Sumx, which at the time was owned
50% by Mr. Lanneau and 50% by Summit, and granted the Bank a right to use the software created in connection with its electronic banking operations and, if it so desires, in a service bureau capacity as a provider of electronic banking services to third parties.

  In transactions related to the Acquisition, Mr. Lanneau transferred a 20% ownership interest in Sumx to Summit in recognition of its continued development of the SumxNet Internet banking system. The license granted the Bank by Sumx was modified to grant the Bank a fully transferrable license with maintenance at no cost in exchange for elimination of Sumx' obligation to pay the Bank royalties on future system licenses.

  Mr. Lanneau has devoted and it is anticipated that he will continue to devote in the future substantial portions of his time to the business of Sumx.
Pursuant to a Management Services Agreement, Sumx pays the Company
$90,000 per year for the services of Mr. Lanneau. Mr. Lanneau receives no compensation from Sumx and is compensated by the Company and the Bank.
Mr. Ogden, President and CEO of the Company and the Bank, serves without compensation as a director, and Secretary/Treasurer of Sumx.


  The Company and the Bank utilize the services of Messrs. Lanneau, Sr. and Lanneau, Jr., to procure life, health and disability insurance. The total commissions paid to Messrs. Lanneau, Sr. and Lanneau, Jr. attributable to insurance purchased by the Bank and the Company in 1998 and 1997 were approximately $13,876 and $15,193, respectively.

  The Company and the Bank utilize the services of Jordan Auto
Company, Inc., of which Mr. Metcalfe, a director, is President, to provide and repair vehicles owned by the Company. During 1998 and 1997, Jordan
Auto was paid approximately $4,441 and $72,200, respectively, for automobile purchases and repair services.

  The law firm of Gwin, Lewis & Punches, LLP serves as general counsel to the Company and Bank, of which Mr. Robert Punches, a director, is a partner. During 1998, Gwin, Lewis & Punches, LLP was paid
$10,145 for legal services in connection with their representation of the Company and the Bank.

Indebtedness of Related Parties

  Certain directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of the Bank and had transactions with the Bank in the ordinary course of its business during the Bank's fiscal years ended December 31, 1998 and 1997.
As of December 31, 1998 the aggregate principal amount of indebtedness
(including unfunded commitments) owed to the Bank by Company management and these related parties was approximately $3,781,185. This indebtedness comprised approximately 2.76% of the total currently outstanding loans, net of unearned interest, made by the Bank as of December 31, 1998. In the opinion of the Board of Directors, and except as otherwise set forth below, such transactions were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.



    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and any person beneficially owning more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in that ownership with the Commission. Officers, directors and greater than ten percent shareholders also are required by rules promulgated by the Commission to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely upon a review of the copies of such forms furnished to the Company during fiscal 1998, the absence of a Form 3 or Form 5 or written representations that no Forms 5 were required, the Company believes that during the fiscal year ended December 31, 1998, its officers, directors and greater than ten percent beneficial owners complied with all applicable
Section 16(a) filing requirements.

   PROPOSALS OF SHAREHOLDERS FOR THE 2000 ANNUAL MEETING

  At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Shareholders of the Company may also submit proposals for inclusion in the proxy material. Proposals of shareholders intended to be presented at the 2000 annual meeting of shareholders must be received by W.
Page Ogden, President, at 500 Main Street, Natchez, Mississippi 39120, no later than November 1, 1999, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

    AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

  The annual report to shareholders containing financial statements for the Company's 1998 fiscal year accompanies this Proxy Statement.
However, the annual report does not form any part of the material for the solicitation of proxies.

  Upon the written request of any record holder or beneficial owner of the shares entitled to vote at the Annual Meeting, the Company, without charge, will provide a copy of its annual report on Form 10-KSB for the year ended December 31, 1998, which will be filed with the Securities and Exchange Commission on or before March 10, 1999. Requests should be mailed to Bazile R. Lanneau, Jr., Vice President, Britton & Koontz Capital
Corporation, 500 Main Street, Natchez, Mississippi 39120.


PROXY                                                                   PROXY
_____                                                                   _____

                   BRITTON & KOONTZ CAPITAL CORPORATION
            PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 08, 1999

     The undersigned hereby appoint(s) Charles C. Feltus, Jr., William C.
McGehee, Jr., and John D'Antoni, Jr., or any of them (each with full power to act alone and with power of substitution), as Proxies, to represent the undersigned, and to vote upon all matters that may properly come before the meeting, including the matters described in the Proxy Statement furnished herewith (receipt of which is hereby acknowledged), subject to any directions indicated on the reverse side, with full power to vote, and to cumulate votes on, all shares of Common Stock of Britton & Koontz Capital Corporation held of record by the undersigned on February 23, 1999, at the annual meeting of shareholders to be held on APRIL 08, 1999, or any adjournment(s) thereof (the
"Annual Meeting").

     (1)     TO ELECT FOUR CLASS III DIRECTORS.

     [ ]     FOR all nominees listed below (except as marked to the contrary)

     [ ]     WITHHOLD AUTHORITY to vote for all nominees listed below

     (INSTRUCTION: To withhold authority to vote for any individual nominee check the box to vote "FOR" all nominees and strike a line through the nominee's name in the list below.)


Wilton R, Dale, C.H. Kaiser, Jr., Bazile R. Lanneau, Jr., Albert W. Metcalfe


     (2)     IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY
             PROPERLY COME BEFORE THE ANNUAL MEETING.

     The Board of Directors recommends that you vote "FOR" the nominees listed above.


     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given your shares will be voted FOR the nominees listed above. The individuals designated on the reverse side hereof will vote in their discretion on any other matter that may properly come before the Annual Meeting.



_________________________                           Date: __________
Signature of Shareholder

_________________________                           Date: __________
Signature if held jointly


Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label to the left. When signing as executor, administrator, attorney, trustee or guardian please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

